SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 12, 2003

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number)

Item 5. Other Events and Regulation FD Disclosure

On May 12, 2003, Fiserv, Inc. issued a press release announcing the settlement of its legal action against E*TRADE Securities, Inc. A copy of such press release is filed as Exhibit 99 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibit is being filed herewith:

(99) Press Release of Fiserv, Inc., dated May 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

By:	/S/ KENNETH R. JENSEN

Kenneth R. Jensen Senior Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: May 12, 2003

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FISERV, INC.

Exhibit Index to Current Report on Form 8-K

Dated May 12, 2003

Exhibit Number
(99)	Press Release of Fiserv, Inc., dated May 12, 2003.

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